Financial income	6 Months Ended
Jun. 30, 2026
Financial income
Financial income

26.Financial income

	For the three months ended		For the six months ended
	June 30,		June 30,
(in EUR 000)	2026	2025	2026	2025
Interests	82	513	250	1,458
Exchange differences	1,211	2,164	2,205	2,951
Fair value adjustment foreign currency swaps and forwards	(120)	219	—	493
Fair value adjustment synthetic warrants	—	(43)	—	508
Fair value adjustment prepayment option	—	(1)	—	58
Other	6	6	13	12
Total financial income	1,179	2,858	2,468	5,480

The financial income decreased from €5.5 million for the six month period ended June 30, 2025 to €2.5 million for the six month period ended June 30, 2026. This decrease can mainly be explained by a decrease in interest by €1.2 million, decrease in exchange differences by €0.7 million, decrease in fair value adjustment on synthetic warrants by €0.5 million and decrease in fair value adjustment on foreign currency swaps and forwards by €493,000.

For the six month period ended June 30, 2026, exchange gains amount to €2.2 million which consists of €0.8 million realized exchange gains and €1.4 million unrealized gains. The unrealized exchange result is mainly related to the revaluation of both the Company’s USD cash balance and USD financial assets.

The Company holds both EUR and USD balances, each used to settle expenses in their respective currencies.

While the Company does hedge a few transactions using swap contracts, the Company does not apply hedge accounting. The swap instruments are short-term and mainly used to manage transactional exposures in GBP, ILS, and CHF. Although GBP sales are expected to cover GBP costs going forward, some contracts have been used to address short-term needs. In addition, a few swaps were used to neutralize the currency impact of our USD-denominated T-bills, which were purchased using EUR balances for convenience, in line with the portfolio allocation approved by the board.

The main contributor to the exchange gain is explained by the fact that the majority of the cash held by the Belgian subsidiary is held in USD to cover future USD expenses. As a result, the recent depreciation of the euro, approximately 3.0 % between January 1 and June 30, 2026, has led to a unrealized FX gain upon translation of USD cash to the functional currency of the subsidiary which is EUR.

For the six month period ended June 30, 2026, total interest income amounted to €250,000 (three month period ended June 30, 2026: €82,000). This interest income relates to the term accounts. The decrease can be explained by a decrease in number of term accounts contracted by the Company.

The fair value adjustments of synthetic warrants and prepayment option are related to the EIB loan facility agreement. More information can be found in note 18.

More information on the fair value adjustment on the convertible bond can be found in note 18.3.

More information on the fair value adjustment foreign currency swaps and forwards can be found in note 23.